UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-22298
Starboard Investment Trust
 (Exact name of registrant as specified in charter)
116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
(Address of principal executive offices)             (Zip Code)

Terrence O. Davis
 116 South Franklin Street, Post Office Box 69, Rocky Mount, North Carolina  27802
 (Name and address of agent for service)
Registrant's telephone number, including area code: 252-972-9922
Date of fiscal year end: August 31
Date of reporting period: August 31, 2015

Item 1.  REPORT TO STOCKHOLDERS

FOR THE YEAR SEPTEMBER 1, 2014 – AUGUST 31, 2015

ANNUAL REPORT
Roumell Opportunistic Value Fund

Institutional Class Shares
Class A Shares
Class C Shares

Roumell Asset Management, LLC

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Roumell Opportunistic Value Fund (the "Fund"). The Fund's shares are not deposits or obligations of, or guaranteed by, any depository institution. The Fund's shares are not insured by the FDIC, Federal Reserve Board or any other agency, and are subject to investment risks, including possible loss of principal amount invested. Neither the Fund nor the Fund's distributor is a bank.

The Roumell Opportunistic Value Fund is distributed by Capital Investment Group, Inc., Member FINRA/SIPC, 100 E. Six Forks Road, Suite 200, Raleigh, NC 27609. There is no affiliation between the Roumell Opportunistic Value Fund, including its principals, and Capital Investment Group, Inc.

Statements in this Annual Report that reflect projections or expectations of future financial or economic performance of the Roumell Opportunistic Value Fund ("Fund") and of the market in general and statements of the Fund's plans and objectives for future operations are forward-looking statements. No assurance can be given that actual results or events will not differ materially from those projected, estimated, assumed or anticipated in any such forward-looking statements. Important factors that could result in such differences, in addition to the other factors noted with such forward-looking statements, include, without limitation, general economic conditions such as inflation, recession and interest rates. Past performance is not a guarantee of future results.

An investment in the Fund is subject to investment risks, including the possible loss of some or the entire principal amount invested. There can be no assurance that the Fund will be successful in meeting its investment objective. Investment in the Fund is also subject to the following risks: opportunistic investment strategy risk, sector risk, non-diversified fund risk, investment advisor risk, operating risk, common stocks, preferred stock risk, convertible securities risk, large-cap securities risk, small-cap and mid-cap securities risk, micro-cap securities risk, risks related to investing in other investment companies, interest rate and credit risk, maturity risk, inflation risk, investment-grade securities risk, lower-rated securities or "junk bonds" risk, risks of investing in REITs, risk of investing in corporate debt securities, government debt markets may be illiquid or disrupted, foreign securities risk, and currency risk. More information about these risks and other risks can be found in the Fund's prospectus.

The performance information quoted in this annual report represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  An investor may obtain performance data current to the most recent month-end by visiting ncfunds.com.

An investor should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing.  The prospectus contains this and other information about the Fund.  A copy of the prospectus is available at ncfunds.com or by calling Shareholder Services at 800-773-3863.  The prospectus should be read carefully before investing.

This Annual Report was first distributed to shareholders on or about October 30, 2015.

For More Information on Your Roumell Opportunistic Value Fund:

See Our Web site @ roumellfund.com
or
Call Our Shareholder Services Group at 800-773-3863.

August 31, 2015

For the fiscal year ended August 31, 2015, the return on the Institutional Class Shares was (18.82)%. The return on the Class A Shares was (18.92)%, the return on the Class C Shares was (19.55)%. This compares to (4.95)% for the Russell 2000 Value Index, (2.91)% for the 60% Russell 2000 Value Index/40% Barclays Government Credit Index, and 0.48% for the S&P 500 over the same period. These returns were attained with an allocation of about 22% in cash, 68% in equities, and 10% in fixed income during the fiscal year.

Please see the table below for the Fund's historical performance information through the calendar quarter ended September 30, 2015.
Average Annual Total Returns (Unaudited)			Gross	Net
Period Ended September 30, 2014	Past 1 Year	Since Inception*	Expense Ratio**	Expense Ratio***
Roumell Opportunistic Value Fund – Institutional Class Shares	-19.26%	-2.99%	1.59%	1.23%
Roumell Opportunistic Value Fund –Class A Shares	-19.37%	-3.20%	1.84%	1.48%
After tax with sales charge****	-25.51%	-2.61%	N/A	N/A
Roumell Opportunistic Value Fund –Class C Shares	-19.95%	-12.64%	2.59%	2.23%
After tax with deferred sales charge****	-22.86%	-10.07%	N/A	N/A
60% Russell 2000 Value Index, and 40% Barclays Capital U.S. Government Credit Index	-0.08%	6.02%	N/A	N/A
Russell 2000 Value Index	-1.60%	7.45%	N/A	N/A
S&P 500 Total Return Index	-0.61%	11.66%	N/A	N/A

The quoted performance data represents past performance, which is not a guarantee of future results.  Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.  Current performance may be lower or higher than the performance data quoted.  To obtain more current performance data regarding the Fund, including performance data current to the Fund's most recent month-end, please visit ncfunds.com or call the Fund at (800)773-3863. Fee waivers and expenses reimbursements have positively impacted Fund performance.
*The Fund's inception date is December 31, 2010.
**The Advisor has entered into an Operating Plan with the Fund's administrator through January 1, 2016, under which it has agreed to (i) to pay the administrator a fee based on the daily average net assets of the Fund when net assets are below $77 million; (ii) if these payments are less than a designated minimum, then the Advisor pays a fee that makes up the difference; and (iii) to assume expenses of the Fund outlined in the Operating Plan that are not covered by the fee paid under Fund Accounting and Administration Agreement.  These measures are intended to limit the Fund's operating expenses to 1.23% of the average daily net assets, exclusive of brokerage fees and commissions, portfolio transaction fees, registration fees, taxes, borrowing costs (such as interest or dividend expenses on securities sold short), acquired fund fees and expenses, extraordinary expenses, and distribution and/or service (12b-1) fees.  The Fund's net expense ratio will be higher than 1.23% to the extent the Fund incurs expenses excluded from this arrangement.  The Fund also charges a 1.00% redemption fee on the Institutional Class shares, Class A shares, and Class C shares within 60 days of their issuance.  The Operating Plan can only be terminated prior to the conclusion of the current term with the approval of the Fund's Board of Trustees.  More recent expense ratios are found in the Financial Highlights.
***Gross expense ratio includes acquired fund fees and expenses and other expenses.
****A maximum sales charge imposed on purchases of 4.50% is charged to the Class A shares.  A maximum deferred sales charge of 1.00% is applied to the Class C shares.  For the fiscal year ended August 31, 2015, the after tax with sales charge return on the Class A shares was (21.93)%.  The after tax with the deferred sales charge return on the Class C shares was (22.80)%.

Returning Home

Sixteen years ago I opened up Roumell Asset Management, LLC (RAM) to pursue a focused, deep-value investment approach emphasizing out-of-office shoe-leather research. Many have heard me say over the years that if I didn't pursue investing, I would have sought a career in investigative journalism. My love is in getting to the bottom of stories through scuttlebutt – working the beat of customers, competitors, suppliers and other stakeholders. My approach, which focuses on well-capitalized companies that possess unique but under-earning assets, generated strong returns for many years. Three and a half years ago, to support our growing firm, I hired Ted Crawford, believing that adding different analytical expertise would enhance our process. In the end, our approaches to investing were just too different. We have decided it is in each of our best interests to part ways. Going forward, I will return to being the sole portfolio manager, as in years past. There will be one person to hold accountable - me.

Ted has been a dedicated and hard worker and his passion for investing is evident to everyone who has met him. He is a methodical and smart individual. Ted's approach to investing is value-oriented GARP (growth at a reasonable price) with an eye toward business quality. In contrast, mine is seeking bargain-priced securities, price vs. value, period. Effectively, both of our approaches ended up being compromised when we tried to merge them, which doesn't honor each other's particular discipline.

The process has without a doubt been educational and useful. Ted in fact initiated a deep-dive self-assessment of our firm's historical record, categorizing each and every equity investment ever made. This resulted in a better understanding of our strengths and clearly illustrated the value derived from our high conviction ideas. In the end, the process has only deepened my conviction in pursuing RAM's persistent focus on super cheap, well-capitalized securities. In my opinion, great companies are widely desired by investors and thus rarely on sale. I believe it's very hard to add investment value when dealing with highly liquid markets and/or securities – they're just too efficiently priced. On the other hand, smaller, less-liquid securities can provide an opportunity to add real investment value, albeit with greater volatility, due to the general lack of interest in securities that don't "screen" well.

In a period of unabated rising markets, as we've witnessed in recent years, great companies simply float up with the market because they are "the market" and capital is more or less flowing into the asset class as opposed to specific companies, per se. In my view, it's hard to imagine the overall market's return in recent years absent the unprecedented easy monetary policy of the Fed. At day's end, I believe we are mostly arbitraging an informational and patience edge, where we have better information and are willing to wait (and average down). To wit, our largest holdings are the same today as they were a year ago – SeaChange, Sizmek and Rosetta Stone. In aggregate, these securities are down 17% in that period. However, our cost basis is down 14%, thus lowering the threshold for success, too. In my opinion, each own unique assets, is exceptionally well-capitalized and is likely to ultimately be acquired at a meaningful premium to current prices and our average cost basis. RAM owns roughly 5% of the outstanding shares of each of these companies. I see RAM as a private equity-like investor playing in the marketplace of public securities, wherein if our valuation work is good, the public or private market should confirm our analysis within two to three years.

There is another issue separate from investment philosophy that is worth highlighting. The fact is, I do not want to share decision-making and I have concluded that I operate best as a sole manager. Recently, I read William N. Thorndike, Jr.'s The Outsiders – Eight Unconventional CEOs and Their Radically Rational Blueprint for Success, and I was struck by two conclusions the author drew after analyzing this exceptional group of leaders. First, they did not delegate capital allocation decisions. Second, as a group, "…their advantage, relative to peers was one of temperament, not intellect." These sentiments reflect what I personally have long felt in my own bones.

To be clear, I want the assistance of an analyst who can research, run numbers and track trends. To that end, Craig Lukin will return as my analyst. Craig has been with me for 13 years and our relationship is truly a partnership. We have weathered many years together, been tested in many markets, and our relationship has only grown stronger. As our firm grew, Craig assumed COO responsibilities. Craig has built an efficient business operation, outsourcing many functions, thus affording him capacity to devote more time to research, as he once did full-time. Before joining RAM, Craig worked for a private equity firm as an analyst, and prior to that he worked in the corporate valuation department at PricewaterhouseCoopers. Craig has a degree in business from Cornell University, an MBA from The University of Chicago Booth School of Business and also possesses the CFA designation. We have a proven track record working with each other over many years. In the event of my being unable to manage the portfolio – rigor mortis – Craig is fully capable of managing a thoughtful liquidation process, but he will not be reinvesting proceeds.

RAM continues to benefit from a very rich ecosystem of industry contacts, analysts and fellow investors who share our balance-sheet-focused, deep-value investment approach. Given the network we've built, we do not suffer from want of places to source investment ideas or valuable independent perspectives. However, in today's investment environment, we continue to lack superior pricing, i.e., few securities are on sale, and therefore our cash levels are roughly 20%.

In addition to the recognition that we are deep-value investors to the core, in search of cheap securities, the record also well illustrates that we add the most value investing in micro/small cap securities. As a result, we want to limit our assets under management. I believe we can best accomplish our objective by materially limiting our assets so that the impact from our securities can be widely felt by our investors. Craig and I want a small firm, with modest assets, because it's the one we believe will yield the best results for our investors.

We believe our current portfolio is likely the best capitalized overall portfolio in RAM's history. These investments reflect and underscore our long history in owning unique assets, most often buttressed by an informational edge derived by shoe-leather research wherein we can confidently average down, if necessary, because the assets are owned within the context of a strong balance sheet. As of the date of this letter, 100% of our top ten equity positions are unlevered and have an average of 40% net cash to current market capitalization ratio. We have the greatest portfolio concentration in high-conviction positions (5% or greater weightings) we've ever owned. We believe the odds are heavily in our favor that we'll benefit from current portfolio dynamics playing themselves out given that our success rates have remained high. We believe we are in front of a robust resource conversion cycle.

In our view, we offer a solid portfolio diversifier to broad market optionality. Full disclosure…patience required. In order to maximize alignment of interests with our investors, the vast majority of our personal financial assets are invested at Roumell Asset Management. We remain committed to identifying cheap securities and invite like-minded investors to allocate a portion of their capital alongside our own.

Top Three Holdings

Our top three holdings account for about 35% of our fund's portfolio, which has led to some volatility in our share price. However, we are highly confident that the net results of the portfolio holdings you see below will reward our shareholders. It is our belief that this portfolio has all the core ingredients necessary for success for patient value investors – it is exceptionally well capitalized (providing the value of time) and possesses unique, if currently under-earning, assets that are out-of-favor, overlooked and misunderstood.

SeaChange, SEAC.  SeaChange reported a solid quarter with sequential revenue growth of 20%. New product revenue accounts for 91% of total product revenue, indicating legacy product sales are nearing their end while next generation Adrenaline and Nucleus software are finally driving the story. Sequential gross margins rose to 53% from 44%. Moreover, the company announced that a "large North American satellite operator" selected SeaChange for its AssetFlow content management system. The company's technology continues to win industry accolades and its relationship with its core next generation customer, Liberty Global (LG), continues to grow. The company announced LG is now rolling out Nucleus in a third European country, while a Canadian operator's adoption of Adrenaline establishes the third 10%+ revenue customer in addition to Comcast and LG. Finally, the company affirmed its current FY revenue outlook.

Despite all of SEAC's technology wins, earnings and cash flow remain elusive. The company did guide to being cash-flow positive in its fourth quarter. The company continues to be hampered by the servicing of unprofitable legacy contracts and it is taking more time than we anticipated in turning the corner toward sustainable profitability. Nonetheless, in our opinion, the company's shares trade at extremely cheap levels (1x EV/revenue1 with cash representing roughly 40% of its market capitalization). We believe SeaChange will ultimately be purchased by a larger hardware-centric company looking for more intelligent software revenue given the company's strong position in back-office cable software and home gateway Nucleus software.

Of course, we've long argued that SEAC has an unappreciated option outside of cable with the rapid growth in over-the-top (OTT) content viewing. We view the company as an arms dealer selling to both armies, i.e., cable companies that need next generation multi-screen software in order to compete in a growing OTT world and OTT companies themselves that need sophisticated platforms to monetize their content. Leveraging its cable history and knowledge base, the company's OTT software offering, RAVE, also continues to win industry rewards, but design wins are slow in coming. The second pure OTT contract outside of the British Broadcasting Corporation ("BBC") was awarded in the last quarter and the company noted four current high-level trials. The company indicated that it will begin recognizing revenue from the BBC contract as they go live, which will be a tremendous marketing asset for RAVE as prospects can view the offering's functionality in real-time. When asked why SEAC had not won the HBO contract, CEO Jay Samit commented that MLB Media had locked-down that contract before his arrival but that HBO "…is exactly the type of customer that we're having conversations with."

An interesting off-balance sheet asset has recently emerged for SEAC. Two years ago the company made a private equity investment in Layer 3 TV (a "next generation cable company") with a pre-money valuation of roughly $30 million. Layer 3 recently raised another round of financing with a pre-money valuation over $200 million. SeaChange is providing its Nucleus software to Layer 3, which is set to roll-out its offering this Fall. While SEAC's investment in Layer 3 continues to be carried at $2 million, to us it appears more likely to be worth $15 to $20 million.

Rosetta Stone, RST.  RST's August 17th report provided some clear and comforting data points. Year-end cash is estimated to be roughly $45 million (same as 3/31/15) as the company guided for $10 to $15 million in operating cash flow by the end of this year. Net cash represents approximately 30% of the company's current market capitalization. A breakdown of each segment is worth highlighting:
___________________________________

1 EV/revenue is the enterprise value (market cap less cash plus debt) divided by trailing 12 month revenue.

a.
Lexia Learning.  As our investors know, RST is no longer a pure language learning company with its acquisition of K-12 literacy software company, Lexia, nearly two years ago. Lexia is performing extremely well. Its bookings grew nearly 50% in the most recent quarter and YOY bookings as of June 30th are now at $26 million as compared to $20 million. RST indicated its goal of growing Lexia to $100 million in five years with 20% plus EBITDA[2] margins. We believe it's quite possible that Lexia alone accounts for roughly 60% to 75% of the RST's current enterprise value of roughly $100 million.

b.
E & E Language.  This segment is comprised of corporate, K-12 and government contracts and generates roughly $90 million in revenue. Our contacts indicate government is growing nicely, with increased buying by Homeland Security and Border Control. However, corporate is performing mediocre at best, and the renewal rates in K-12 are only about 80% (compared to Lexia's 95% rate). The company indicated it will have completed its technology integration of placing its three current language platforms onto one much more corporate friendly platform by year-end (an estimated annually savings of $5 to $6 million). This is clearly where the company needs to focus and execute better.  As we've noted previously, Global English was purchased by Pearson for $90 million in 2012 and had $42 million in unprofitable revenue. RST's total language revenue of roughly $200 million (split between consumer and E & E) is currently being valued at roughly $30 to $50 million after backing out our valuation of Lexia and net cash from the company's market cap.

c.
Consumer.  The company has executed on its stated plan to reduce marketing spend on consumer and maintain strong price discipline so as not to undermine E & E pricing. The results from the second quarter are promising.  The Consumer segment contribution margin went from 25% (historical average) to nearly 40% on reduced revenues. The company is no longer running this business for top-line growth, but for bottom-line profits. The company also executed pure licensing agreements in Japan and South Korea.

We believe RST is an exceptionally well-capitalized, exceedingly cheap security with a promising future. Management deserves credit for aggressively simplifying its business. RST also possesses a highly-regarded RAM attribute – it has multiple shots on goal. As our investors know, the company recently announced the hiring of outside financial advisors. We think RST could achieve a meaningful return as a result of the business being sold in whole, sold in pieces, or as a high-probability turnaround. To be clear, RAM has expressed to RST's board that we would not support any offer(s) that is not well north of the current price.

Sizmek, SZMK.  SZMK reported 2Q15 revenue of $43 million versus $44 million in 2Q14 on a constant currency basis. Digging a little deeper, the company's core products (video, mobile, analytics) grew at 8% YOY, but were offset by the continuing decline in its flash-based rich media segment (now down to 19% of total revenue). The company's overarching story, however, is having gone from a company with over 50% flash rich-media (active banner ads) revenue three years ago to one that is still growing despite the 35% decline in what was two years ago over 50% of its business in rich media delivery. Non-rich core products now make up 80% of the company's revenue. The company guided for 5% to 8% YOY revenue growth (10% to 13% on a constant currency basis) and reaffirmed $23 to $25 million in EBITDA. At its current price just under $7/share, the company trades at roughly 6x EBITDA and 1x EV/revenue in an industry that is regularly witnessing 8x to 10x EBITDA and 3x to 4x revenue transactions. Net cash represents roughly one-third of current market capitalization. Lastly, the company announced winning several multinational accounts, including what was described as the "largest auto company in the world" with that client having chosen to go from 13 different ad-tech servers (including Google's DoubleClick) down to a sole source relationship with SZMK.

_________________________________________

2 EBITDA is earnings before interest, taxes, depreciation, & amortization.

SZMK's results were met with a modest sell-off in the company's shares presumably because core product growth rate has slowed and the environment for ad-tech companies has been exceptionally poor with major sell-offs in companies reporting significant revenue decline and no EBITIDA. SZMK's operations, albeit uneven, have, in fact, bucked this trend. The company is growing revenue and producing EBITDA, a rare industry feat among companies in its weight class.

We think investors don't fully appreciate how SZMK is differentiated in the marketplace and that it owns a valuable asset that typical point solution ad tech firms do not own – data. SZMK is not a single point solution company. It's an ad-serving platform that generates data and is coupled with point solutions offered in an open architecture environment. Google's ownership of DoubleClick rests on its appetite for data. Google and Facebook receive up to two-thirds of ad spend (and consequently know a lot about consumer behavior). The other one-third is a significant market with SZMK as the only true ad-server capable of carrying out global advertising campaigns for agencies and advertisers. At day's end, SZMK owns data as a result of serving over 1.5 trillion ads annually that we believe will be monetized. We believe SZMK is well positioned to be acquired given the industry players' appetite for data and its end-to-end platform capability of serving and analyzing ads to all end markets, i.e., mobile, video and banner.

Best Regards,

Jim Roumell
Lead Portfolio Manager
Roumell Opportunistic Value Fund

ROUMELL OPPORTUNISTIC VALUE FUND
Institutional Class Shares

Performance Update (Unaudited)

For the period from December 31, 2010 (Date of Initial Public Investment) to August 31, 2015

Comparison of the Change in Value of a $25,000 Investment

This graph assumes the minimum initial investment of $25,000 at December 31, 2010 (Date of Initial Public Investment).  All dividends and distributions are reinvested.  This graph depicts the performance of the Roumell Opportunistic Value Fund Institutional Class Shares (the "Fund") versus the Russell 2000 Value Index, a blend of 60% of the Russell 2000 Value Index and 40% of the Barclays Government Credit Index, and the S&P 500 Total Return Index.  It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged.  The comparison is shown for illustrative purposes only.

Average Annual Total Returns
As of August 31, 2015	One Year	Since Inception	Inception Date	Gross Expense Ratio*
Institutional Class Shares	-18.82%	-1.80%	12/31/10	1.23%
Russell 2000 Value Index	-4.95%	8.40%	N/A	N/A
60% Russell 2000 Value Index and
40% Barclays Government Credit Index	-2.91%	6.59%	N/A	N/A
S&P 500 Total Return Index	0.48%	12.48%	N/A	N/A
*The gross expense ratio shown is from the Fund's prospectus dated December 29, 2014.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

ROUMELL OPPORTUNISTIC VALUE FUND
Class A Shares

Performance Update (Unaudited)

For the period from December 31, 2010 (Date of Initial Public Investment) to August 31, 2015

Comparison of the Change in Value of a $10,000 Investment

This graph assumes an initial investment of $10,000 ($9,550 after maximum sales load of 4.50%) at December 31, 2010 (Date of Initial Public Investment).  All dividends and distributions are reinvested.  This graph depicts the performance of the Roumell Opportunistic Value Fund Class A Shares (the "Fund") versus the Russell 2000 Value Index, a blend of 60% of the Russell 2000 Value Index and 40% of the Barclays Government Credit Index, and the S&P 500 Total Return Index.  It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged.  The comparison is shown for illustrative purposes only.

Average Annual Total Returns
As of August 31, 2015	One Year	Since Inception	Inception Date	Gross Expense Ratio*
Class A Shares - No Sales Load	-18.92%	-2.97%	12/31/10	1.48%
Class A Shares - 4.50% Maximum Sales Load	-22.55%	-3.03%	12/31/10	1.48%
Russell 2000 Value Index	-4.95%	8.40%	N/A	N/A
60% Russell 2000 Value Index and
40% Barclays Government Credit Index	-2.91%	6.59%	N/A	N/A
S&P 500 Total Return Index	0.48%	12.48%	N/A	N/A
* The gross expense ratio shown is from the Fund's prospectus dated December 29, 2014.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

ROUMELL OPPORTUNISTIC VALUE FUND
Class C Shares

Performance Update (Unaudited)

For the period from July 30, 2013 (Date of Initial Public Investment) to August 31, 2015

Comparison of the Change in Value of a $10,000 Investment

This graph assumes an initial investment of $10,000 at July 30, 2013 (Date of Initial Public Investment).  All dividends and distributions are reinvested.  This graph depicts the performance of the Roumell Opportunistic Value Fund Class C Shares (the "Fund") versus the Russell 2000 Value Index, a blend of 60% of the Russell 2000 Value Index and 40% of the Barclays Government Credit Index, and the S&P 500 Total Return Index.  It is important to note that the Fund is a professionally managed mutual fund while the indices are not available for investment and are unmanaged.  The comparison is shown for illustrative purposes only.

Average Annual Total Returns
As of August 31, 2015	One Year	Since Inception	Inception Date	Gross Expense Ratio*

Class C Shares	-19.55%	-10.55%	07/30/13	2.23%
Russell 2000 Value Index	-4.95%	3.39%	N/A	N/A
60% Russell 2000 Value Index and
40% Barclays Government Credit Index	-2.91%	3.22%	N/A	N/A
S&P 500 Total Return Index	0.48%	10.08%	N/A	N/A
* The gross expense ratio shown is from the Fund's prospectus dated December 29, 2014.

Performance quoted above represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. An investor may obtain performance data, current to the most recent month-end, by visiting ncfunds.com.

The graph and table do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  Average annual total returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestments of distributions.

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments

As of August 31, 2015

Shares	Cost	Value (Note 1)

COMMON STOCKS - 71.86%

Business Services - 23.11%
*	Rosetta Stone, Inc.	774,344	$6,373,704	$5,397,178
*	Sizmek, Inc.	672,120	5,512,178	4,415,828
				9,813,006
Consumer Discretionary - 7.31%
	Apple, Inc.	8,918	919,480	1,005,594
	Samsung Electronics Co. Ltd.	2,850	2,680,218	2,096,066
				3,101,660
Energy - 3.16%
*	Athabasca Oil Corp.	130,500	579,919	158,699
*	BPZ Resources, Inc.	1,017,960	2,291,975	2,240
	QEP Resources, Inc.	84,200	1,684,465	1,182,168
				1,343,107
Health Care - 8.47%
*	Paratek Pharmaceuticals, Inc.	138,405	2,204,528	3,595,762

Information Technology - 24.45%
*	Covisint Corp.	1,026,148	2,826,842	2,770,600
*	DSP Group, Inc.	149,831	1,294,849	1,311,021
*	Liquidity Services, Inc.	153,120	1,103,867	1,148,400
*	SeaChange International, Inc.	852,400	6,917,879	5,148,496
				10,378,517
Materials - 5.36%
*	Colossus Minerals, Inc.	1,225,883	1,670,924	1,348
*	Sandstorm Gold Ltd.	731,920	2,215,334	1,998,142
*	The Phaunos Timber Fund Ltd.	821,000	316,342	275,056
				2,274,546

	Total Common Stocks (Cost $38,592,504)			30,506,598

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments - Continued

As of August 31, 2015

Value (Note 1)

		Par	Interest Rate	Maturity Date
CONVERTIBLE BOND - 0.40%
BPZ Resources, Inc.		$1,626,000	8.500%	10/1/2017	$170,730

	Total Convertible Bond (Cost $1,025,117)				170,730

CORPORATE BONDS - 7.94%		Par	Interest Rate	Maturity Date
ᶐ	Athabasca Oil Corp.	$1,983,000	7.500%	11/19/2017	1,213,282
	Comstock Resources, Inc.	5,558,000	7.750%	4/1/2019	1,722,980
	Goodrich Petroleum Corp.	2,168,000	8.750%	3/15/2019	433,600

	Total Corporate Bonds (Cost $6,827,109)				3,369,862

WARRANT - 0.01%		Shares	Strike Price	Exercise Date
ə	Colossus Minerals, Inc.	614,167	$ 1.00	3/17/2019	6,142

	Total Warrant (Cost $332)				6,142

SHORT-TERM INVESTMENT - 18.98%				Shares
	Federated Treasury Obligations Fund, 0.01% §			8,056,895	8,056,895

	Total Short-Term Investment (Cost $8,056,895)				8,056,895

Total Value of Investments (Cost $54,501,957) - 99.19%					$42,110,227

Other Assets Less Liabilities - 0.81%					344,332

Net Assets - 100.00%					$42,454,559

	*	Non-income producing investment
	§	Represents 7 day effective yield
	ᶐ	Rule 144-A Security

	ə	Security is fair valued and represents 0.01% of net assets.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Schedule of Investments - Continued

As of August 31, 2015

Summary of Investments
	% of Net
Type	Assets	Value
Business Services	23.11%	$9,813,006
Consumer Discretionary	7.31%	3,101,660
Energy	3.16%	1,343,107
Health Care	8.47%	3,595,762
Information Technology	24.45%	10,378,517
Materials	5.36%	2,274,546
Convertible Bond	0.40%	170,730
Corporate Bonds	7.94%	3,369,862
Warrant	0.01%	6,142
Short-Term Investment	18.98%	8,056,895
Other Assets Less Liabilities	0.81%	344,332
Total	100.00%	$42,454,559

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Statement of Assets and Liabilities

As of August 31, 2015

Assets:
Investments, at value (cost $54,501,957)	$42,110,227
Receivables:
Investments sold	95,647
Fund shares sold	34,203
Dividends and interest	302,436
Total assets	42,542,513

Liabilities:
Payables:
Fund shares repurchased	42,379
Accrued expenses:
Advisory fees	33,479
Administration fees	11,281
Distribution and service fees - Class A Shares and Class C Shares	815
Total liabilities	87,954

Net Assets	$42,454,559

Net Assets Consist of:
Paid in Beneficial Interest	$55,512,258
Accumulated net investment loss	(58,841)
Accumulated net realized loss on investments	(606,049)
Net unrealized depreciation on investments and foreign currencies	(12,392,809)
Total Net Assets	$42,454,559
Institutional Class Shares of beneficial interest outstanding, no par value (a)	5,459,710
Net Assets	$40,835,257
Net Asset Value, Offering Price and Redemption Price Per Share (b)	$7.48
Class A Shares of beneficial interest outstanding, no par value (a)	133,196
Net Assets	$987,994
Net Asset Value and Redemption Price Per Share (b)	$7.42
Offering Price Per Share ($7.42÷ 95.50%)	$7.77
Class C Shares of beneficial interest outstanding, no par value (a)	98,789
Net Assets	$631,308
Net Asset Value, Offering Price and Redemption Price Per Share (b)(c)	$6.39

(a) Unlimited Authorized Shares
(b)	The fund charges a 1% redemption fee on redemptions made within 60 days of initial purchase.
(c)	Contingent deferred sales charge for Class C Shares is imposed on proceeds redeemed within one year of purchase date (Note 1).

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Statement of Operations

For the Year ended August 31, 2015

Investment Income:
Interest	$700,060
Dividends (net of foreign taxes withheld of $7,036)	206,571

Total Investment Income	906,631

Expenses:
Advisory fees (Note 2)	382,416
Administration fees (Note 2)	128,858
Distribution and service fees - Class A Shares (Note 3)	4,040
Distribution and service fees - Class C Shares (Note 3)	14,355

Total Expenses	529,669

Net Investment Income	376,962

Realized and Unrealized Gain (Loss) on Investments:

Net realized loss from investments and foreign currency transactions	(199,871)
Distributions of net realized gains from underlying investment companies	4,049
Total realized loss	(195,822)

Net change in unrealized depreciation on investments and translation of
assets and liabilities in foreign currency	(9,634,024)

Net Realized and Unrealized Loss on Investments	(9,829,846)

Net Decrease in Net Assets Resulting from Operations	$(9,452,884)

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Statements of Changes in Net Assets

For the Year ended August 31,	2015	2014

Operations:
Net investment income	$376,962	$529,707
Net realized gain (loss) from investments and foreign
currency transactions	(199,871)	3,036,028
Distributions of net realized gains from underlying investment
companies	4,049	51,058
Net change in unrealized depreciation on
investments and translation of assets and liabilities
in foreign currency	(9,634,024)	(3,774,240)

Net Decrease in Net Assets Resulting from Operations	(9,452,884)	(157,447)

Distributions to Shareholders:
Net investment income
Institutional Class Shares	(706,095)	(131,223)
Class A Shares	(41,804)	(4,611)
Class C Shares	(40,809)	(5,882)

Net realized gains
Institutional Class Shares	(3,167,669)	(2,142,814)
Class A Shares	(184,462)	(147,821)
Class C Shares	(192,006)	(114,528)

Decrease in Net Assets Resulting from Distributions	(4,332,845)	(2,546,879)

Beneficial Interest Transactions:
Shares sold	40,039,262	26,903,496
Redemption fees	357	1,675
Reinvested dividends and distributions	3,928,845	2,045,628
Shares repurchased	(32,025,952)	(18,733,750)

Increase in Net Assets from Beneficial Interest Transactions	11,942,512	10,217,049

Net Increase (Decrease) in Net Assets	(1,843,217)	7,512,723

Net Assets:
Beginning of Year	44,297,776	36,785,053
End of Year	$42,454,559	$44,297,776

Accumulated Net Investment Income (Loss)	$(58,841)	$360,883
See Notes to Financial Statements

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Statements of Changes in Net Assets - Continued

For the Year ended August 31,	2015		2014

Share Information:
Institutional Class Shares	Shares	Amount	Shares	Amount
Shares sold	4,632,969	$39,094,442	2,231,388	$24,030,091
Redemption fees	-	357	-	1,548
Reinvested dividends
and distributions	403,137	3,475,039	171,100	1,774,205
Shares repurchased	(3,369,939)	(28,905,419)	(1,622,933)	(17,179,993)
Net Increase in Beneficial
Interest and Shares	1,666,167	$13,664,419	779,555	$8,625,851

Class A Shares	Shares	Amount	Shares	Amount
Shares sold	56,267	$440,899	78,347	$827,249
Redemption fees	-	-	-	127
Reinvested dividends
and distributions	25,824	221,315	14,647	151,013
Shares repurchased	(142,577)	(1,144,034)	(129,323)	(1,347,764)
Net Decrease in Beneficial
Interest and Shares	(60,486)	$(481,820)	(36,329)	$(369,375)

Class C Shares	Shares	Amount	Shares	Amount
Shares sold	69,350	$503,921	211,343	$2,046,156
Reinvested dividends
and distributions	31,333	232,491	13,132	120,410
Shares repurchased	(265,784)	(1,976,499)	(22,346)	(205,993)
Net Increase (Decrease) in
Beneficial Interest and Shares	(165,101)	$(1,240,087)	202,129	$1,960,573

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Financial Highlights - Institutional Class Shares

For a share outstanding during the fiscal year or period ended	August 31,
	2015		2014		2013		2012		2011	(d)

Net Asset Value,
Beginning of Period	$10.50		$11.15		$9.31		$9.42		$10.00

Income (Loss) from Investment
Operations:
Net investment income	0.08	(f)	0.13		0.03		0.09		0.03
Net realized and unrealized
gain (loss) on investments	(1.90)	(f)	(0.16)		1.89		(0.13)		(0.61)
Total from Investment Operations	(1.82)		(0.03)		1.92		(0.04)		(0.58)

Less Distributions:
From net investment income	(0.22)		(0.03)		(0.08)		(0.07)		-
From realized gains	(0.98)		(0.59)		-		-		-
Total Distributions	(1.20)		(0.62)		(0.08)		(0.07)		-

Paid in Beneficial Interest:
From redemption fees	0.00	(e)	0.00	(e)	0.00	(e)	0.00	(e)	-
Total Paid in Beneficial Interest	0.00	(e)	0.00	(e)	0.00	(e)	0.00	(e)	-

Net Asset Value, End of Period	$7.48		$10.50		$11.15		$9.31		$9.42

Total Return	(18.82)%		(0.12)%	(c)	20.71%)	(c)	(0.36)%		(5.80)%	(b)

Net Assets, End of Period
(in thousands)	$40,835		$39,842		$33,617		$18,249		$12,368

Ratios of:
Total Expenses to Average
Net Assets	1.23%		1.23%		1.23%		1.23%		1.23%	(a)
Net Investment Income to Average
Net Assets	0.94%		1.27%		0.31%		1.10%		1.08%	(a)

Portfolio turnover rate	66.14%		92.74%		77.73%		49.34%		33.08%	(b)

(a) Annualized.
(b) Not annualized.
(c)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(d)	For a share outstanding for the initial period from December 31, 2010 (Date of Initial Public Investment) to August 31, 2011.
(e) Actual amount is less than $0.01 per share.
(f)	Calculated using the average shares method.

See Notes to Financial Statements

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

For a share outstanding during	August 31,
the fiscal year or period ended	2015		2014		2013		2012		2011	(e)

Net Asset Value,
Beginning of Period	$10.44		$11.10		$9.28		$9.41		$10.00

Income (Loss) from Investment
Operations:
Net investment income	0.07	(g)	0.12		0.01		0.08		0.03
Net realized and unrealized
gain (loss) on investments	(1.89)	(g)	(0.17)		1.88		(0.15)		(0.62)
Total from Investment Operations	(1.82)		(0.05)		1.89		(0.07)		(0.59)

Less Distributions:
From net investment income	(0.22)		(0.02)		(0.07)		(0.06)		-
From realized gains	(0.98)		(0.59)		-		-		-
Total Distributions	(1.20)		(0.61)		(0.07)		(0.06)		-

Paid in Beneficial Interest:
From redemption fees	-		0.00	(f)	-		0.00	(f)
Total Paid in Beneficial Interest	-		0.00	(f)	-		0.00	(f)	-

Net Asset Value, End of Period	$7.42		$10.44		$11.10		$9.28		$9.41

Total Return (c)	(18.92)%		(0.38)%	(d)	20.46%	(d)	(0.56)%		(6.00)%	(b)

Net Assets, End of Period
(in thousands)	$988		$2,022		$2,553		$1,426		$1,674

Ratios of:
Total Expenses to Average
Net Assets	1.48%		1.48%		1.48%		1.48%		1.48%	(a)
Net Investment Income to Average
Net Assets	0.80%		1.02%		3.00%		0.89%		0.73%	(a)

Portfolio turnover rate	66.14%		92.74%		77.73%		49.34%		33.08%	(b)

(a) Annualized.
(b) Not annualized.
(c) Total return does not reflect sales charge, if any.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	For a share outstanding for the initial period from December 31, 2010 (Date of Initial Public Investment) to August 31, 2011.
(f) Actual amount is less than $0.01 per share.
(g) Calculated using the average shares method.

See Notes to Financial Statements									(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Financial Highlights - Class C Shares

For a share outstanding during the fiscal year or period ended	August 31,
	2015		2014		2013	(e)

Net Asset Value, Beginning of Period	$9.22		$9.95		$10.00

Income (Loss) from Investment Operations
Net investment income (loss)	0.02	(f)	0.03		(0.01)
Net realized and unrealized loss on investments	(1.66)	(f)	(0.15)		(0.04)
Total from Investment Operations	(1.64)		(0.12)		(0.05)

Less Distributions:
From net investment income	(0.21)		(0.02)		-
From realized gains	(0.98)		(0.59)		-
Total Distributions	(1.19)		(0.61)		-

Net Asset Value, End of Period	$6.39		$9.22		$9.95

Total Return (c)	(19.55)%		(1.09)%	(d)	(0.50)%	(b)(d)

Net Assets, End of Period (in thousands)	$631		$2,434		$615

Ratios of:
Total Expenses to Average Net Assets	2.23%		2.23%		2.23%	(a)
Net Investment Income (Loss) to Average Net Assets	0.22%		0.27%		(1.20)%	(a)

Portfolio turnover rate	66.14%		92.74%		77.73%	(b)

(a) Annualized.
(b) Not annualized.
(c) Total return does not reflect sales charge, if any.
(d)
Includes adjustments in accordance with accounting principles generally accepted in the United States of America and, consequently, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

(e)	For a share outstanding for the initial period from July 30, 2013 (Date of Initial Public Investment) to August 31, 2013.
(f) Calculated using the average shares method.

See Notes to Financial Statements

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

1.	Organization and Significant Accounting Policies

The Roumell Opportunistic Value Fund ("Fund") is a series of the Starboard Investment Trust ("Trust"). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Fund is a separate non-diversified series of the Trust.

The Fund commenced operations on December 31, 2010. The investment objective of the Fund is to seek capital appreciation and income. Roumell Asset Management, LLC ("Roumell Asset Management" or the "Advisor") seeks to achieve the Fund's investment objective by using an opportunistic investment strategy.  The Advisor is an opportunistic capital allocator (OCA) with a deep value bias in selecting individual securities.  The Advisor will wait until an investment situation is presented where, in its opinion, the odds of success are favorable relative to the risks.  In the absence of such situations, the Fund will stay liquid and on the sidelines invested in Cash and Cash Equivalents.  The Advisor's approach to opportunistic investing emphasizes purchasing securities at a meaningful, quantifiable discount to its calculation of intrinsic value taking into consideration the understandability of the business model, the safety of the capital structure, and the competency of the company's management.  Using this opportunistic strategy, however, may result in the Advisor finding many suitable investment opportunities for the Fund during certain periods, but finding very few during other periods.

The Fund currently has an unlimited number of authorized shares, which are available to three classes - Institutional Class Shares, Class A Shares, and Class C Shares. Each class of shares has equal rights as to assets of the Fund, and the classes are identical except for differences in sales charges and ongoing distribution and service fees. Class A Shares are subject to an initial sales charge of 4.50%.   Class C Shares are subject to a contingent deferred sales charge of 1% of the proceeds redeemed within one year of the purchase date. Class A Shares and Class C Shares are subject to distribution plan fees, which are further discussed in Note 3. All share classes are subject to redemption fees within 60 days of the issuance of such shares of 1.00%. Income, expenses (other than distribution and service fees), and realized and unrealized gains or losses on investments are allocated to each class of shares based upon its relative net assets. All classes have equal voting privileges, except where otherwise required by law or when the Trustees determine that the matter to be voted on affects only the interests of the shareholders of a particular class.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

The following accounting policies have been consistently followed by the Fund and are in conformity with accounting principles generally accepted in the United States of America ("GAAP").

Investment Valuation
The Fund's investments in securities are carried at value.  Securities listed on an exchange or quoted on a national market system are valued at the last sales price as of 4:00 p.m. Eastern Time. Securities traded in the NASDAQ over-the-counter market are generally valued at the NASDAQ Official Closing Price. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Securities and assets for which representative market quotations are not readily available (e.g., if the exchange on which the security is principally traded closes early or if trading of the particular security is halted during the day and does not resume prior to the Fund's net asset value calculation) or which cannot be accurately valued using the Fund's normal pricing procedures are valued at fair value as determined in good faith under policies approved by the Trustees.  A security's "fair value" price may differ from the price next available for that security using the Fund's normal pricing procedures.  Instruments with maturities of 60 days or less are valued at amortized cost, which approximates market value.

Fair Value Measurement
Various inputs are used in determining the value of the Fund's investments.  These inputs are summarized in the three broad levels listed below:

Level 1: quoted prices in active markets for identical securities
Level 2: other significant observable inputs (including quoted prices for similar securities, interest rates, credit risk, etc.)
Level 3: significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs as of August 31, 2015 for the Fund's assets measured at fair value:

Investments in Securities (a)	Total	Level 1	Level 2	Level 3(b)
Common Stocks*	$30,506,598	$30,505,250	$1,348	$-
Convertible Bond	170,730	-	170,730	-
Corporate Bonds	3,369,862	-	3,369,862	-
Warrant	6,142	-	-	6,142
Short-Term Investment	8,056,895	8,056,895	-	-
Total	$42,110,227	$38,562,145	$3,541,940	$6,142
*Refer to Schedule of Investments for breakdown by Sector.
(a) The Fund had no significant transfers into or out of Level 1, 2, or 3 during the year ended August 31, 2015.  It is the Fund's policy to record transfers at the end of the year.
(b) At the beginning and the end of the reporting period, Level 3 investments were not considered a material portion of the Fund, and hence, reconciliation is not provided.

Foreign Currency Translation
Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation.  Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held.  Such changes are included in net realized and unrealized gain or loss from investments.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes, and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

Investment Transactions and Investment Income
Investment transactions are accounted for as of the date purchased or sold (trade date).  Dividend income is recorded on the ex-dividend date.  Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date.  Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums.  Gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

Expenses
The Fund bears expenses incurred specifically on its behalf as well as a portion of general expenses, which are allocated according to methods reviewed annually by the Trustees.

Distributions
The Fund may declare and distribute dividends from net investment income (if any) quarterly.  Distributions from capital gains (if any) are generally declared and distributed annually.  Dividends and distributions to shareholders are recorded on ex-date.

Estimates
The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in the net assets from operations during the reported period.  Actual results could differ from those estimates.

Fees on Redemptions
The Fund charges a redemption fee of 1.00% on redemptions of Fund shares occurring within 60 days following the issuance of such shares.  The redemption fee is not a fee to finance sales or sales promotion expenses, but is paid to the Fund to defray the costs of liquidating an investor and discouraging short-term trading of the Fund's shares.  No redemption fee will be imposed on the redemption of shares representing dividends or capital gains distributions, or on amounts representing capital appreciation of shares.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

Federal Income Taxes
No provision for income taxes is included in the accompanying financial statements, as the Fund intends to distribute to shareholders all taxable investment income and realized gains and otherwise comply with Subchapter M of the Internal Revenue Code applicable to regulated investment companies.

2.	Transactions with Affiliates and Service Providers

Advisor
As full compensation for the investment advisory services provided to the Fund, the Advisor receives a monthly fee equal to an annualized rate of 0.92% of the Fund's average daily net assets. The fee paid to the Advisor is calculated by multiplying the average daily net assets of the Fund, computed at the end of each month and payable within five days thereafter.

Administrator
Fund Accounting and Administration Agreement:  The Administrator provides the Fund with administrative, fund accounting, and compliance services.  The Administrator receives compensation from the Fund at a maximum annual rate of 0.31% and is responsible for the coordination and payment of vendor services and other Fund expenses from such compensation.  Pursuant to this arrangement, the Administrator pays the following expenses: (i) compensation and expenses of any employees of the Trust and of any other persons rendering any services to the Fund; (ii) clerical and shareholder service staff salaries; (iii) office space and other office expenses; (iv) fees and expenses incurred by the Fund in connection with membership in investment company organizations; (v) fees and expenses of counsel to the Trustees who are not interested persons of the Fund and Trust; (vi) fees and expenses of counsel to the Fund and Trust engaged to assist with preparation of Fund and Trust documents and filings and provide other ordinary legal services; (vii) fees and expenses of independent public accountants to the Fund, including fees and expense for tax preparation; (viii) expenses of registering shares under federal and state securities laws; (ix) insurance expenses; (x) fees and expenses of the custodian, shareholder servicing, dividend disbursing and transfer agent, administrator, distributor, and accounting and pricing services agents of the Fund; (xi) compensation for a chief compliance officer for the Trust; (xii) expenses, including clerical expenses, of issue, sale, redemption, or repurchase of shares of the Fund; (xiii) the cost of preparing and distributing reports and notices to shareholders; (xiv) the cost of printing or preparing prospectuses and statements of additional information for delivery to the Fund's current shareholders; (xv) the cost of printing or preparing documents, statements or reports to shareholders; and (xvi) other expenses not specifically assumed by the Fund or Advisor.  The Administrator cannot recoup from the Fund any Fund expenses in excess of the administration fees payable under the Fund Accounting and Administration Agreement.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

Operating Plan:  The Advisor has entered into an Operating Plan with the Administrator under which it has agreed to make the following payments to the Administrator: (i) when the Fund's assets are below $77 million, the Advisor pays the Administrator a fee based on the daily average net assets of the Fund; and (ii) when the consolidated fee collected by the Administrator is less than a designated minimum operating cost, then the Advisor pays the Administrator a fee that makes up the difference.  The Advisor is also obligated to pay the following Fund expenses under the Operating Plan: (i) marketing, distribution, and servicing expenses related to the sale or promotion of Fund shares that the Fund is not authorized to pay pursuant to the Investment Company Act; (ii) expenses incurred in connection with the organization and initial registration of shares of the Fund; (iii) expenses incurred in connection with the dissolution and liquidation of the Fund; (iv) expenses related to shareholder meetings and proxy solicitations; (v) fees and expenses related to legal, auditing, and accounting services that are outside of the scope of ordinary services; and (vi) hiring employees and retaining advisers and experts as contemplated by Rule 0-1(a)(7)(vii) of the Investment Company Act.
Compliance Services
Cipperman Compliance Services, LLC provides services as the Trust Chief Compliance Officer.  Cipperman Compliance Services, LLC is entitled to receive customary fees from the Administrator for their services pursuant to the Compliance Services agreement with the Fund.

Transfer Agent
Nottingham Shareholder Services, LLC ("Transfer Agent") serves as transfer, dividend paying, and shareholder servicing agent for the Fund.  For its services, the Transfer Agent is entitled to receive compensation from the Administrator pursuant to the Administrator's fee arrangements with the Fund.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

Distributor
Capital Investment Group, Inc. (the "Distributor") serves as the Fund's principal underwriter and distributor.  For its services, the Distributor is entitled to receive compensation from the Administrator pursuant to the Administrator's fee arrangements with the Fund.

Certain officers of the Trust may also be officers of the Administrator.

3.	Distribution and Service Fees

The Board of Trustees, including a majority of the Trustees who are not "interested persons" as defined in the 1940 Act, adopted a distribution and service plan pursuant to Rule 12b-1 of the 1940 Act (the "Plan") for the Class A Shares and Class C Shares.  The 1940 Act regulates the manner in which a registered investment company may assume costs of distributing and promoting the sales of its shares and servicing of its shareholder accounts.  The Plan provides that the Fund may incur certain costs, which may not exceed 0.25% per annum of the average daily net assets of the Class A Shares and 1.00% per annum of the average daily net assets of the Class C Shares for each year elapsed subsequent to adoption of the Plan, for payment to the Distributor and others for items such as advertising expenses, selling expenses, commissions, travel, or other expenses reasonably intended to result in sales of the Class A Shares and Class C Shares or servicing of Class A Shares and Class C Shares shareholder accounts.

4.	Purchases and Sales of Investment Securities

For the fiscal year ended August 31, 2015, the aggregate cost of purchases and proceeds from sales of investment securities (excluding short-term securities) were as follows:

Purchases of Securities	Proceeds from Sales of Securities
$31,764,758	$21,476,091
There were no long-term purchases or sales of U.S. Government Obligations during the fiscal year ended August 31, 2015.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

The following table shows the realized gains and losses that resulted from sales of securities during the fiscal year ended August 31, 2015:

Description	Cost ($)	Sales Proceeds ($)	Realized Gain (Loss) Percentage	Realized Gain (Loss)($)
Aeropostale, Inc.	862,954	276,557	(67.95)%	(586,397)
Apple, Inc.	598,462	1,048,905	75.27%	450,443
Clayton Williams Energy, Inc.**	876,702	858,443	(2.08)%	(18,259)
Compuware Corp.	639,775	665,368	4.00%	25,593
Diversified Real Asset Income
Fund	1,183,199	1,295,660	9.50%	112,461
DSP Group, Inc.	1,399,042	2,067,129	47.75%	668,087
EnerNOC, Inc.	2,014,702	1,791,732	(11.07)%	(222,970)
Gordon Creek Energy, Inc.**	52,782	1,116	(97.89)%	(51,666)
International Business Machines	1,797,916	1,838,259	2.24%	40,343
InterOil Corp.	898,923	1,117,351	24.30%	218,428
Itamar Medical Ltd.	193,316	200,958	3.95%	7,642
Keck Seng Investments	1,193,803	1,266,619	6.10%	72,816
Lai Sun Development Company Ltd.*	3,189,970	3,023,067	(5.23)%	(166,903)
MVC Capital, Inc.**	893,571	885,898	(0.86)%	(7,673)
Oxford Lane Capital, Inc.**	1,708,773	1,643,718	(3.85)%	(65,055)
Paratek Pharmaceuticals, Inc.	381,253	313,718	(17.71)%	(67,535)
Quantum Corp.	492,583	640,064	29.94%	147,481
Resolute Energy Corp.**	986,534	686,511	(30.41)%	(300,023)
Rosetta Stone, Inc.	481,396	323,511	(32.80)%	(157,885)
Sandridge Energy, Inc.**	773,720	303,758	(60.74)%	(469,962)
Sandstorm Gold Ltd.	151,205	95,647	(36.74)%	(55,558)
Sizmek, Inc.	356,072	353,851	(0.62)%	(2,221)
Village Main Reef Ltd.*	668,298	665,264	(0.45)%	(3,034)
WCI Communities, Inc.	1,310,200	1,536,668	17.29%	226,468
Net Realized Loss			-	$(205,379)
*Includes settlement of foreign currency sales.
**Excludes interest earned over the holding period.
(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

The difference between the realized gain (loss) amount in the table above, totaling $(205,379), and the amount found in the Statement of Operations, totaling $(199,871), is attributable to foreign currency gain on income, totaling $5,508.

5.	Federal Income Tax

Distributions are determined in accordance with Federal income tax regulations, which differ from GAAP, and, therefore, may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes.  Financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences.

The Fund has reviewed all taxable years / periods that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service.  As of August 31, 2015, open taxable years consisted of the taxable year ended August 31, 2012, August 31, 2013, August 31, 2014, and August 31, 2015. No examination of tax returns is currently in progress for the Fund.

Reclassifications relate primarily to differing book/tax treatment of foreign currency transactions.  For the year ended August 31, 2015, the following reclassifications were made:

Undistributed Net Investment Income	$ (7,978)
Accumulated Net Realized Gain on Investments	$ 7,978

Distributions during the fiscal years ended were characterized for tax purposes as follows:

Distributions from
For the Fiscal Years Ended	Ordinary Income	Long-Term- Capital Gains
08/31/2015	$ 1,326,571	$ 3,006,274
08/31/2014	$ 388,527	$ 2,158,352

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

At August 31, 2015, the tax-basis cost of investments and components of distributable earnings were as follows:

Cost of Investments	$54,791,898

Gross Unrealized Appreciation	$1,294,460
Gross Unrealized Depreciation	(13,977,210)
Net Unrealized Depreciation	(12,682,750)

Undistributed Ordinary Income	-
Accumulated Capital Losses	-
Other Book/Tax Differences	(374,949)

Accumulated Deficit	$(13,057,699)
The difference between book-basis and tax-basis net unrealized appreciation (depreciation) is attributable to foreign currency depreciation totaling $1,079, the tax deferral of losses from wash sales, and the deferral of post-October and late year losses totaling $374,949.

6.	Commitments and Contingencies

Under the Trust's organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund.  In addition, in the normal course of business, the Trust entered into contracts with its service providers, on behalf of the Fund, and others that provide for general indemnifications.  The Fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund.  The Fund expects risk of loss to be remote.

7.	Underlying Investments in Other Investment Companies

The Fund currently invests a portion of its assets in the Federated Treasury Obligations Fund.  The Fund may redeem its investment from the Federated Treasury Obligations Fund at any time if the Advisor determines that it is in the best interest of the Fund and its shareholders to do so.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Notes to Financial Statements

The performance of the Fund may be directly affected by the performance of the Federated Treasury Obligations Fund.  The financial statements of the Federated Treasury Obligations Fund, including the portfolio of investments, can be found at Federated's website, federatedinvestors.com or the Securities and Exchange Commission's website at sec.gov, and should only be read in conjunction with the Fund's financial statements.  As of August 31, 2015, the percentage of the Fund's net assets invested in the Federated Treasury Obligations Fund was 18.98%.

8.	Subsequent Events

The Fund has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date of issuance of these financial statements.  This evaluation did not result in any additional subsequent events that necessitated disclosures and/or adjustments.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Roumell Opportunistic Value Fund
and the Board of Trustees of Starboard Investment Trust

We have audited the accompanying statement of assets and liabilities of Roumell Opportunistic Value Fund (the "Fund"), a series of shares of beneficial interest in the Starboard Investment Trust, including the schedule of investments, as of August 31, 2015, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the three-year period then ended.  These financial statements and financial highlights are the responsibility of the Fund's management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.  The financial highlights for each year or period presented in the period December 31, 2010 to August 31, 2012 have been audited by other auditors, whose report dated October 22, 2012, expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of August 31, 2015 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Roumell Opportunistic Value Fund as of August 31, 2015, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years or periods in the three-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
October 30, 2015

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

1.
1. Proxy Voting Policies and Voting Record
A copy of the Trust's Proxy Voting and Disclosure Policy and the Advisor's Disclosure Policy are included as Appendix B to the Fund's Statement of Additional Information and are available, without charge, upon request, by calling 1-800-773-3863, and on the website of the Security and Exchange Commission ("SEC") at sec.gov.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30, is available (1) without charge, upon request, by calling the Fund at the number above and (2) on the SEC's website at sec.gov.
2.	2. Quarterly Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund's Form N-Qs are available on the SEC's website at sec.gov.  You may review and make copies at the SEC's Public Reference Room in Washington, D.C.  Information on the operation of the Public Reference Room may be obtained by calling the SEC at 202-942-8090. You may also obtain copies without charge, upon request, by calling the Fund at 1-800-773-3863.

3.   Tax Information

We are required to advise you within 60 days of the Fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during each fiscal year.  The following information is provided for the Fund's fiscal year ended August 31, 2015.

During the fiscal year, the Fund paid $3,006,274 in long-term capital gain distributions.

Dividend and distributions received by retirement plans such as IRAs, Keogh-type plans, and 403(b) plans need not be reported as taxable income.  However, many retirement plans may need this information for their annual information meeting.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

4.    Schedule of Shareholder Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses – The first line of the table below provides information about the actual account values and actual expenses.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes – The last line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

Institutional Class Shares	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)	$1,000.00	$858.80	$5.82

	$1,000.00	$1,018.94	$6.32
*Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio of 1.23%, multiplied by 184/365 (to reflect the one-half year period).

Class A Shares	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)	$1,000.00	$ 857.80	$6.99

	$1,000.00	$ 1,017.68	$7.59
*Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio of 1.48%, multiplied by 184/365 (to reflect the one-half year period).

Class C Shares	Beginning Account Value March 1, 2015	Ending Account Value August 31, 2015	Expenses Paid During Period*
Actual Hypothetical (5% annual return before expenses)	$1,000.00	$ 854.30	$10.50

	$1,000.00	$ 1,013.88	$11.40
*Expenses are equal to the average account value over the period multiplied by the Fund's annualized expense ratio of 2.23%, multiplied by 184/365 (to reflect the one-half year period).

5.  Approval of Advisory Agreement

The Advisor supervises the investments of the Fund pursuant to an Investment Advisory Agreement.  At the annual meeting of the Fund's Board of Trustees held on August 20, 2015, the Trustees approved the renewal of the Investment Advisory Agreement for a one-year period ending September 15, 2016.  In considering whether to approve the Investment Advisory Agreement, the Trustees reviewed and considered the information they deemed reasonably necessary, including the following material factors: (i) the nature, extent, and quality of the services provided by the Advisor; (ii) the investment performance of the Fund and Advisor; (iii) the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors; (v) the Advisor's practices regarding brokerage and portfolio transactions; and (vi) the Advisor's practices regarding possible conflicts of interest.
(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

At the meeting, the Trustees reviewed various informational materials including, without limitation, the Investment Advisory Agreement for the Fund; a memorandum from the Advisor to the Trustees containing information about the Advisor, its business, its finances, its personnel, its services to the Fund, and comparative expense ratio information for other mutual funds with a strategy similar to the Fund; and a memorandum from the Fund's legal counsel that summarized the fiduciary duties and responsibilities of the Board of Trustees in reviewing and approving the Investment Advisory Agreement, including the types of information and factors that should be considered in order to make an informed decision.
In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees reviewed the responsibilities of the Advisor under the Investment Advisory Agreement.  The Trustees reviewed the services being provided by the Advisor to the Fund including, without limitation, the quality of its investment advisory services since the Fund's inception (including research and recommendations with respect to portfolio securities); its procedures for formulating investment recommendations and assuring compliance with the Fund's investment objectives and limitations; its coordination of services for the Fund among the Fund's service providers; and its efforts to promote the Fund, grow the Fund's assets, and assist in the distribution of Fund shares.  The Trustees noted that the Advisor seeks to achieve the Fund's investment objective by using an opportunistic investment strategy with a deep value bias in selecting individual securities.  After reviewing the foregoing information and further information in the memorandum from the Advisor (e.g., descriptions of the Advisor's business, the Advisor's compliance program, and the Advisor's Form ADV), the Board concluded that the nature, extent, and quality of the services provided by the Advisor were satisfactory and adequate for the Fund.
(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

In considering the investment performance of the Fund and Advisor, the Trustees compared the performance of the Fund with the performance of its benchmark index, comparable funds with similar objectives managed by other investment advisors, and applicable peer group data (e.g., Bloomberg peer group average).  The Trustees noted that the return for the one-year period ended June 30, 2015 for the Institutional Class Shares was (11.48)%, which lagged the returns of most of the comparable funds, the peer group average, and the benchmark index.  The Trustees then noted that the return for the six-month period ended June 30, 2015 for the Institutional Class Shares was (3.94)%, which lagged the returns of most of the comparable funds, the peer group average, and the benchmark index.  The Trustees also considered the consistency of the Advisor's management of the Fund with its investment objective and policies.  After reviewing the short and long-term investment performance of the Fund, the Advisor's experience managing the Fund, the Advisor's historical investment performance, and other factors, the Board of Trustees concluded that the investment performance of the Fund and the Advisor was satisfactory.
In considering the costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund, including any benefits derived by the Advisor from the relationship with the Fund, the Trustees reviewed the Advisor's staffing, personnel, and methods of operating; the education and experience of the Advisor's personnel; the Advisor's compliance program; the financial condition of the Advisor; the level of commitment to the Fund and the Advisor by the principals of the Advisor; the asset level of the Fund; and the overall expenses of the Fund, including certain prior fee waivers and reimbursements by the Advisor; and the nature and frequency of advisory fee payments.  The Trustees reviewed the financial statements for the Advisor and discussed the financial stability and profitability of the firm.  The Trustees noted that the Advisor either makes payments to the Administrator or directly pays for certain expenses of the Fund under an Operating Plan in order to help limit the Fund's annual operating expenses.  The Trustees also noted that excess profitability was not a concern at this time.  The Trustees also considered potential benefits for the Advisor in managing the Fund, including promotion of the Advisor's name, the ability for the Advisor to place small accounts into the Fund, and the potential for the Advisor to generate soft dollars from Fund trades that may benefit the Advisor as well. The Trustees then compared the fees and expenses of the Fund (including the management fee) to other funds comparable in terms of the type of fund, the nature of its investment strategy, and its style of investment management, among other factors.
(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

The Trustees determined that the Fund's management fees were higher than some of the comparable funds, were lower than others, and were higher than the peer group average.  The Trustees also determined that the Fund's net expense ratio was higher than some of the comparable funds, was lower than others, and was equal to the peer group average.  The Trustees noted that the Fund was smaller than the peer group average.  Following this comparison and upon further consideration and discussion of the foregoing, the Board of Trustees concluded that the fees to be paid to the Advisor by the Fund were fair and reasonable in relation to the nature and quality of the services provided by the Advisor and that they reflected charges that were within a range of what could have been negotiated at arm's length.
In considering the extent to which economies of scale would be realized as the Fund grows and whether advisory fee levels reflect those economies of scale for the benefit of the Fund's investors, the Trustees considered the Fund's fee arrangements with the Advisor.  The Trustees noted that although the maximum management fee under the Investment Advisory Agreement would stay the same regardless of the Fund's asset levels, the Advisor had agreed to make payments to the Administrator at lower asset levels in order to help limit the Fund's expenses.  The Trustees pointed out that the Fund would benefit from economies of scale under agreements with service providers other than the Advisor.  In particular, it was noted that the Fund's administration fee was a significant component of the gross expense ratio and that the agreement utilized breakpoints in its fee schedule that allowed the Fund's shareholders to benefit from economies of scale.  The Trustees also noted that economies of scale were unlikely to be realized in the near future due to the size of the Fund.  It was pointed out that breakpoints in the management fee could be reconsidered in the future.  Following further discussion of the Fund's asset level, expectations for growth, and fee levels, the Board of Trustees determined that the Fund's fee arrangements with the Advisor were fair and reasonable in relation to the nature and quality of the services provided by the Advisor.
In considering the Advisor's practices regarding brokerage and portfolio transactions, the Trustees reviewed the Advisor's standards, and performance in utilizing those standards, for seeking best execution for Fund portfolio transactions.  The Trustees also considered the portfolio turnover rate for the Fund; the process by which evaluations are made of the overall reasonableness of commissions paid; the method and basis for selecting and evaluating the broker-dealers used; any allocation of portfolio business to persons affiliated with the Advisor; and the extent to which the Fund allocates portfolio business to broker-dealers who provide research, statistical, or other services (soft dollars).

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

The Trustees noted, among other things, that the Fund rarely trades blocks of shares which require special handling and that the average commission rate for the Fund was approximately $0.003 per share.  After further review and discussion, the Board of Trustees determined that the Advisor's practices regarding brokerage and portfolio transactions were satisfactory.
In considering the Advisor's practices regarding conflicts of interest, the Trustees evaluated the potential for conflicts of interest and considered such matters as the experience and ability of the advisory personnel assigned to the Fund; the basis of decisions to buy or sell securities for the Fund and the Advisor's other accounts; the method for bunching of portfolio securities transactions; and the substance and administration of the Advisor's code of ethics.  Following further consideration and discussion, the Board of Trustees indicated that the Advisor's standards and practices relating to the identification and mitigation of possible conflicts of interests were satisfactory.
Based upon all of the foregoing considerations, the Board of Trustees, including a majority of the Independent Trustees, approved the Investment Advisory Agreement for the Fund.
6.    Information about Trustees and Officers

The business and affairs of the Fund and the Trust are managed under the direction of the Board of Trustees of the Trust.  Information concerning the Trustees and officers of the Trust and Fund is set forth below.  Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust's organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust's organizational documents. The Statement of Additional Information of the Fund includes additional information about the Trustees and officers and is available, without charge, upon request by calling the Fund toll-free at 1-800-773-3863.  The address of each Trustee and officer, unless otherwise indicated below, is 116 South Franklin Street, Rocky Mount, North Carolina 27804.  The Independent Trustees each received aggregate compensation of $2,000 during the fiscal year ended August 31, 2015 from the Administrator for their services to the Fund and Trust.

(Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Independent Trustees
Michael G. Mosley Age: 62	Independent Trustee	Since 7/10	Owner of Commercial Realty Services (real estate) since 2004.	28	None.
Theo H. Pitt, Jr. Age: 79	Independent Trustee	Since 9/10	Senior Partner, Community Financial Institutions Consulting (financial consulting) since 1999; Partner, Pikar Properties (real estate) since 2001.	28
Independent Trustee of World Funds Trust for its twelve series, Gardner Lewis Investment Trust for its two series, Vertical Capital Investors Trust for its two series and Hillman Capital Management Investment Trust for its one series (all registered investment companies).

James H. Speed, Jr. Age: 62	Independent Trustee, Chairman	Trustee since 7/09, Chair since 5/12	President and CEO of NC Mutual Insurance Company (insurance company) since 2003.	28
Independent Trustee of the Brown Capital Management Mutual Funds for its three series, Hillman Capital Management Investment Trust for its one series, and Centaur Mutual Funds Trust for its one series (all registered investment companies).  Member of Board of Directors of NC Mutual Life Insurance Company.  Member of Board of Directors of M&F Bancorp.  Previously, Independent Trustee of Nottingham Investment Trust II for its four series from 2000 until 2010 and New Providence Investment Trust for its one series from 2009 until 2011 (registered investment company).

J. Buckley Strandberg Age: 55	Independent Trustee	Since 7/09	President of Standard Insurance and Realty (insurance and property management) since 1982.	28	None.
Other Officers
Katherine M. Honey Age: 41	President and Principal Executive Officer	Since 05/15	EVP of The Nottingham Company since 2008.	n/a	n/a
Matthew J. Beck Age: 27	Secretary	Since 05/15	General Counsel of The Nottingham Company since 2014.	n/a	n/a
Ashley E. Harris Age: 31	Treasurer, Assistant Secretary and Principal Financial Officer	Since 05/15	Fund Accounting Manager and Financial Reporting, The Nottingham Company since 2008.	n/a	n/a

 (Continued)

ROUMELL OPPORTUNISTIC VALUE FUND

Additional Information (Unaudited)

Name, Age and Address	Position held with Fund or Trust	Length of Time Served	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
John Canning Age: 43	Chief Compliance Officer	Since 8/14	Managing Director, Cipperman Compliance Services, LLC (2011- present). Formerly, Director of Mutual Fund Administration of Nationwide Fund Group (2008-2011).	n/a	n/a

Roumell Opportunistic Value Fund

is a series of The Starboard Investment Trust

For Shareholder Service Inquiries:

Documented:
Nottingham Shareholder Services
116 South Franklin Street
Post Office Drawer 4365
Rocky Mount, North Carolina 27803

Toll-Free Telephone:
1-800-773-3863

World Wide Web @:
ncfunds.com

For Investment Advisor Inquiries:

Documented:
Roumell Opportunistic Value Fund
2 Wisconsin Circle, Suite 660
Chevy Chase, Maryland 20815

Toll-Free Telephone:
1-800-773-3863

World Wide Web @:
roumellfund.com

Roumell Asset Management, LLC

Item 2.  CODE OF ETHICS.
(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to its Principal Executive Officer(s), Principal Financial Officer(s), and Principal Accounting Officer(s), or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)	There have been no substantive amendments during the period covered by this report.
(c)	The registrant has not granted, during the period covered by this report, any waivers, including an implicit waiver.
(d)(1)	A copy of the code of ethics that applies to the registrant's Principal Executive Officers and Principal Financial Officers is filed pursuant to Item 12.(a)(1) below.

Item 3.	AUDIT COMMITTEE FINANCIAL EXPERT.
The registrant's Board of Trustees has determined that the registrant has an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee.
As of the date of this report, August 31, 2015, the registrant's audit committee financial expert is Mr. James H. Speed, Jr. Mr. Speed is "independent" for purposes of Item 3 of Form N-CSR.

Item 4.              PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)
Audit Fees – Audit fees billed for the registrant for the last two fiscal years are reflected in the table below.  These amounts represent aggregate fees billed by the registrant's independent accountant, BBD, LLP for August 31, 2014 and August 31, 2015 ("Accountant"), in connection with the annual audits of the registrant's financial statements and for services normally provided by the Accountant in connection with the registrant's statutory and regulatory filings for those fiscal years.

Fund	2014	2015
Roumell Opportunistic Value Fund	$11,000	$11,250

(b)
Audit-Related Fees – There were no additional fees billed in the fiscal years ended August 31, 2014 and August 31, 2015 for assurance and related services by the Accountant that were reasonably related to the performance of the audit of the registrant's financial statements that were not reported under paragraph (a) of this Item.

(c)
Tax Fees – The tax fees billed in each of the last two fiscal years ended for professional services rendered by the Accountant for tax compliance, tax advice, and tax planning are reflected in the table below.  These services were for the completion of each fund's federal and state income tax returns, excise tax returns, and assistance with distribution calculations.

Fund	2014	2015
Roumell Opportunistic Value Fund	$2,000	$2,000

(d)	All Other Fees – There were no other fees paid to the Accountant which were not disclosed in Items (a) through (c) above during the fiscal year.

(e)(1)	The registrant's Board of Trustees pre-approved the engagement of the Accountant for the last two fiscal years at an audit committee meeting of the Board of Trustees called for such purpose; and will pre-approve the Accountant for each fiscal year thereafter at an audit committee meeting called for such purpose. The charter of the audit committee states that the audit committee should pre-approve any audit services and, when appropriate, evaluate and pre-approve any non-audit services provided by the Accountant to the registrant and to pre-approve, when appropriate, any non-audit services provided by the Accountant to the registrant's investment adviser, or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant if the engagement relates directly to the operations and financial reporting of the registrant.

(2)	There were no services as described in each of paragraph (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not Applicable.

(g)	Aggregate non-audit fees billed by the Accountant to the registrant for services rendered for the fiscal years ended August 31, 2014 and August 31, 2015 were $2,000 and $2,000, respectively. There were no fees billed by the Accountant for non-audit services rendered to the registrant's investment adviser, or any other entity controlling, controlled by, or under common control with the registrant's investment adviser.

(h)	Not applicable.

Item 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

Item 6.	SCHEDULE OF INVESTMENTS.

A copy of the schedule of investments of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

Item 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

Item 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

Item 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

Item 11.	CONTROLS AND PROCEDURES.

(a)
The Principal Executive Officer(s) and the Principal Financial Officer(s) have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing of this report.

(b)	There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.           EXHIBITS.
(a)(1)	Code of Ethics required by Item 2 of Form N-CSR is filed herewith as Exhibit 12.(a)(1).
(a)(2)	Certifications required by Item 12.(a)(2) of Form N-CSR are filed herewith as Exhibit 12.(a)(2).
(a)(3)	Not applicable.
(b)	Certifications required by Item 12.(b) of Form N-CSR are filed herewith as Exhibit 12.(b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Starboard Investment Trust

By: (Signature and Title)	/s/ Katherine M. Honey
Date: November 4, 2015	Katherine M. Honey President and Principal Executive Officer Roumell Opportunistic Value Fund

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: (Signature and Title)	/s/ Katherine M. Honey
Date: November 4, 2015	Katherine M. Honey President and Principal Executive Officer Roumell Opportunistic Value Fund

By: (Signature and Title)	/s/ Ashley E. Harris
Date: November 4, 2015	Ashley E. Harris Treasurer and Principal Financial Officer Roumell Opportunistic Value Fund